Employee Benefits	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Benefits

Note 10
Employee Benefits
We maintain non-contributory defined benefit pension plans for certain employees. In addition, we maintain postretirement health care and life insurance plans for certain retirees and their dependents, which are both contributory and non-contributory, and include a limit on our share of the cost for certain recent and future retirees. In accordance with our accounting policy for pension and other postretirement benefits, operating expenses include pension and benefit related credits and/or charges based on actuarial assumptions, including projected discount rates, an estimated return on plan assets, and health care trend rates. These estimates are updated in the fourth quarter to reflect actual return on plan assets and updated actuarial assumptions or upon a remeasurement. The adjustment is recognized in the income statement during the fourth quarter or upon a remeasurement event pursuant to our accounting policy for the recognition of actuarial gains and losses.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for certain employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2017	2016	2017	2016
Change in Benefit Obligations
Beginning of year	$21,112	$22,016	$19,650	$24,223
Service cost	280	322	149	193
Interest cost	683	677	659	746
Plan amendments	—	428	(545)	(5,142)
Actuarial loss, net	1,377	1,017	627	1,289
Benefits paid	(1,932)	(938)	(1,080)	(1,349)
Curtailment and termination benefits	11	4	—	—
Settlements paid	—	(1,270)	—	—
Divestiture (Note 2)	—	(1,144)	—	(310)
End of year	$21,531	$21,112	$19,460	$19,650

Change in Plan Assets
Beginning of year	$14,663	$16,124	$1,363	$1,760
Actual return on plan assets	2,342	882	134	35
Company contributions	4,141	837	702	917
Benefits paid	(1,932)	(938)	(1,080)	(1,349)
Settlements paid	—	(1,270)	—	—
Divestiture (Note 2)	(39)	(972)	—	—
End of year	$19,175	$14,663	$1,119	$1,363

Funded Status
End of year	$(2,356)	$(6,449)	$(18,341)	$(18,287)

As a result of the Access Line Sale, which closed on April 1, 2016, we derecognized $0.7 billion of defined benefit pension and other postretirement benefit plan obligations related to assets held for sale on our consolidated balance sheet as of December 31, 2016. See Note 2 for additional information.

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2017	2016	2017	2016
Amounts recognized on the balance sheet
Noncurrent assets	$21	$2	$—	$—
Current liabilities	(63)	(88)	(637)	(639)
Noncurrent liabilities	(2,314)	(6,363)	(17,704)	(17,648)
Total	$(2,356)	$(6,449)	$(18,341)	$(18,287)
Amounts recognized in Accumulated Other Comprehensive Income (Pre-tax)
Prior Service Cost (Benefit)	$404	$443	$(5,667)	$(6,072)
Total	$404	$443	$(5,667)	$(6,072)

The accumulated benefit obligation for all defined benefit pension plans was $21.5 billion and $21.1 billion at December 31, 2017 and 2016, respectively.

2017 Postretirement Plan Amendments

During 2017, amendments were made to certain postretirement plans related to retiree medical benefits for management and certain union represented employees and retirees.  The impact of the plan amendments was a reduction in our postretirement benefit plan obligations of approximately $0.5 billion, which has been recorded as a net increase to Accumulated other comprehensive income of $0.3 billion (net of taxes of $0.2 billion).  The impact of the amount recorded in Accumulated other comprehensive income that will be reclassified to net periodic benefit cost is insignificant.

2016 Collective Bargaining Negotiations

In the collective bargaining agreements ratified in June 2016, Verizon’s annual postretirement benefit obligation for retiree healthcare remains capped at the levels established by the previous contracts ratified in 2012. Effective January 2016, prior to reaching these new collective bargaining agreements, certain retirees began to pay for the costs of retiree healthcare in accordance with the provisions relating to caps in the previous contracts. In reaching new collective bargaining agreements in 2016, there is a mutual understanding that the substantive postretirement benefit plans provide that Verizon’s annual postretirement benefit obligation for retiree healthcare is capped and, accordingly, we began accounting for the contractual healthcare caps in June 2016. We also adopted changes to our defined benefit pension plans and other postretirement benefit plans to reflect the agreed upon terms and conditions of the collective bargaining agreements. The impact was a reduction in our postretirement benefit plan obligations of approximately $5.1 billion and an increase in our defined benefit pension plan obligations of approximately $0.4 billion, which have been recorded as a net increase to Accumulated other comprehensive income of $2.9 billion (net of taxes of $1.8 billion). The amount recorded in Accumulated other comprehensive income will be reclassified to net periodic benefit cost on a straight-line basis over the average remaining service period of the respective plans’ participants, which, on a weighted-average basis, is 12.2 years for defined benefit pension plans and 7.8 years for other postretirement benefit plans. The above-noted reclassification resulted in a decrease to net periodic benefit cost and increase to pre-tax income of approximately $0.7 billion and $0.4 billion, respectively, during 2017 and 2016.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2017	2016
Projected benefit obligation	$21,300	$21,048
Accumulated benefit obligation	21,242	20,990
Fair value of plan assets	18,923	14,596

Net Periodic Benefit Cost (Income)

The following table summarizes the components of net periodic benefit cost (income) related to our pension and postretirement health care and life insurance plans:

					(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2017	2016	2015	2017	2016	2015
Service cost - Cost of services	$215	$252	$291	$116	$150	$253
Service cost - Selling, general and administrative expense	65	70	83	33	43	71
Service cost	$280	$322	$374	$149	$193	$324

Amortization of prior service cost (credit)	39	21	(5)	(949)	(657)	(287)
Expected return on plan assets	(1,262)	(1,045)	(1,270)	(53)	(54)	(101)
Interest cost	683	677	969	659	746	1,117
Remeasurement loss (gain), net	337	1,198	(209)	546	1,300	(2,659)
Curtailment and termination benefits	11	4	—	—	—	—
Other components	$(192)	$855	$(515)	$203	$1,335	$(1,930)

Total	$88	$1,177	$(141)	$352	$1,528	$(1,606)

The service cost component of net periodic benefit cost (income) is recorded in Cost of services and Selling, general and administrative expense in the consolidated statements of income while the other components, including mark-to-market adjustments, if any, are recorded in Other income (expense), net.

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2017	2016	2017	2016
Prior service cost (benefit)	$—	$428	$(544)	$(5,142)
Reversal of amortization items
Prior service (benefit) cost	(39)	(21)	949	657
Amounts reclassified to net income	—	87	—	451
Total recognized in other comprehensive (income) loss (pre-tax)	$(39)	$494	$405	$(4,034)

Amounts reclassified to net income for the year ended December 31, 2016 includes the reclassification to Selling, general and administrative expense of a pre-tax pension and postretirement benefit curtailment gain of $0.5 billion ($0.3 billion net of taxes) due to the transfer of employees to Frontier, which caused the elimination of a significant amount of future service in three of our defined benefit pension plans and one of our other postretirement benefit plans requiring us to recognize a portion of the prior service credits. See Note 2 for additional information.

The estimated prior service cost for the defined benefit pension plans that will be amortized from Accumulated other comprehensive income into net periodic benefit (income) cost over the next fiscal year is not significant. The estimated prior service cost for the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive income into net periodic benefit income over the next fiscal year is $1.0 billion.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life
At December 31,	2017	2016	2017	2016
Discount Rate	3.70%	4.30%	3.60%	4.20%
Rate of compensation increases	3.00%	3.00%	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life
At December 31,	2017	2016	2015	2017	2016	2015
Discount rate in effect for determining service cost	4.70%	4.50%	4.20%	4.60%	4.50%	4.20%
Discount rate in effect for determining interest cost	3.40	3.20	4.20	3.50	3.40	4.20
Expected return on plan assets	7.70	7.00	7.25	4.50	3.80	4.80
Rate of compensation increases	3.00	3.00	3.00	N/A	N/A	N/A

Effective January 1, 2016, we changed the method we use to estimate the interest component of net periodic benefit cost for pension and other postretirement benefits. Historically, we estimated the interest cost component utilizing a single weighted-average discount rate derived from the yield curve used to measure the benefit obligation at the beginning of the period. We have elected to utilize a full yield curve approach in the estimation of interest cost by applying the specific spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. We have made this change to provide a more precise measurement of interest cost by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. We have accounted for this change as a change in accounting estimate and accordingly accounted for it prospectively.

In determining our pension and other postretirement benefit obligations, we used a weighted-average discount rate of 3.70% and 3.60%, respectively. The rates were selected to approximate the composite interest rates available on a selection of high-quality bonds available in the market at December 31, 2017. The bonds selected had maturities that coincided with the time periods during which benefits payments are expected to occur, were non-callable and available in sufficient quantities to ensure marketability (at least $0.3 billion par outstanding).

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations and historical long-term risk premiums. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust’s long-term asset allocation policy.

The assumed health care cost trend rates follow:

	Health Care and Life
At December 31,	2017	2016	2015
Healthcare cost trend rate assumed for next year	7.00%	6.50%	6.00%
Rate to which cost trend rate gradually declines	4.50	4.50	4.50
Year the rate reaches the level it is assumed to remain thereafter	2026	2025	2024

A one-percentage point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2017 service and interest cost	$25	$(24)
Effect on postretirement benefit obligation as of December 31, 2017	532	(516)

Plan Assets

The company’s overall investment strategy is to achieve a mix of assets that allows us to meet projected benefit payments while taking into consideration risk and return. While target allocation percentages will vary over time, the current target allocation for plan assets is designed so that 60% of the assets have the objective of achieving a return in excess of the growth in liabilities (comprised of public equities, private equities, real estate, hedge funds and emerging debt) and 38% of the assets are invested as liability hedging assets (where cash flows from investments better match projected benefit payments, typically longer duration fixed income) and 2% is in cash. This allocation will shift as funded status improves to a higher allocation of liability hedging assets. Target policies will be revisited periodically to ensure they are in line with fund objectives. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors. Due to our diversification and risk control processes, there are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets do not include significant amounts of Verizon common stock.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2017 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,889	$2,874	$15	$—
Equity securities	2,795	2,794	—	1
Fixed income securities
U.S. Treasuries and agencies	1,382	1,234	148	—
Corporate bonds	2,961	139	2,718	104
International bonds	1,068	17	1,031	20
Other	396	4	392	—
Real estate	627	—	—	627
Other
Private equity	580	—	—	580
Hedge funds	845	—	660	185
Total investments at fair value	13,543	7,062	4,964	1,517
Investments measured at NAV	5,632
Total	$19,175	$7,062	$4,964	$1,517

The fair values for the pension plans by asset category at December 31, 2016 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,228	$1,219	$9	$—
Equity securities	1,883	1,883	—	—
Fixed income securities
U.S. Treasuries and agencies	1,251	880	371	—
Corporate bonds	2,375	152	2,126	97
International bonds	713	20	679	14
Real estate	655	—	—	655
Other
Private equity	624	—	—	624
Hedge funds	526	—	522	4
Total investments at fair value	9,255	4,154	3,707	1,394
Investments measured at NAV	5,408
Total	$14,663	$4,154	$3,707	$1,394

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Equity Securities	Corporate Bonds	International Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2016	$3	$128	$20	$873	$609	$—	$1,633
Actual (loss) gain on plan assets	(1)	(9)	(2)	169	12	—	169
Purchases and sales	(2)	(22)	(4)	(387)	3	4	(408)
Balance at December 31, 2016	$—	$97	$14	$655	$624	$4	$1,394
Actual (loss) gain on plan assets	—	(1)	—	76	78	—	153
Purchases (sales)	119	27	22	(70)	(114)	183	167
Transfers out	(118)	(19)	(16)	(34)	(8)	(2)	(197)
Balance at December 31, 2017	$1	$104	$20	$627	$580	$185	$1,517

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2017 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$71	$1	$70	$—
Equity securities	294	294	—	—
Fixed income securities
U.S. Treasuries and agencies	23	22	1	—
Corporate bonds	141	141	—	—
International bonds	60	18	42	—
Total investments at fair value	589	476	113	—
Investments measured at NAV	530
Total	$1,119	$476	$113	$—

The fair values for the other postretirement benefit plans by asset category at December 31, 2016 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$131	$1	$130	$—
Equity securities	463	463	—	—
Fixed income securities
U.S. Treasuries and agencies	23	22	1	—
Corporate bonds	170	145	25	—
International bonds	60	30	30	—
Total investments at fair value	847	661	186	—
Investments measured at NAV	516
Total	$1,363	$661	$186	$—

The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds (less than 90 days to maturity), primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods. The carrying value of cash equivalents approximates fair value due to the short-term nature of these investments.

Investments in securities traded on national and foreign securities exchanges are valued by the trustee at the last reported sale prices on the last business day of the year or, if no sales were reported on that date, at the last reported bid prices. Government obligations, corporate bonds, international bonds and asset-backed debt are valued using matrix prices with input from independent third-party valuation sources. Over-the-counter securities are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable such as multiple broker quotes.

Commingled funds not traded on national exchanges are priced by the custodian or fund's administrator at their net asset value (NAV). Commingled funds held by third-party custodians appointed by the fund managers provide the fund managers with a NAV. The fund managers have the responsibility for providing this information to the custodian of the respective plan.

The investment manager of the entity values venture capital, corporate finance, and natural resource limited partnership investments. Real estate investments are valued at amounts based upon appraisal reports prepared by either independent real estate appraisers or the investment manager using discounted cash flows or market comparable data. Loans secured by mortgages are carried at the lesser of the unpaid balance or appraised value of the underlying properties. The values assigned to these investments are based upon available and current market information and do not necessarily represent amounts that might ultimately be realized. Because of the inherent uncertainty of valuation, estimated fair values might differ significantly from the values that would have been used had a ready market for the securities existed. These differences could be material.

Forward currency contracts, futures, and options are valued by the trustee at the exchange rates and market prices prevailing on the last business day of the year. Both exchange rates and market prices are readily available from published sources. These securities are classified by the asset class of the underlying holdings.

Hedge funds are valued by the custodian at NAV based on statements received from the investment manager. These funds are valued in accordance with the terms of their corresponding offering or private placement memoranda.

Commingled funds, hedge funds, venture capital, corporate finance, natural resource and real estate limited partnership investments for which fair value is measured using the NAV per share as a practical expedient are not leveled within the fair value hierarchy and are included as a reconciling item to total investments.

Employer Contributions

In 2017, we contributed $4.0 billion to our qualified pension plans, which included $3.4 billion of discretionary contributions, $0.1 billion to our nonqualified pension plans and $1.3 billion to our other postretirement benefit plans. Nonqualified pension plans contributions are estimated to be $0.1 billion and contributions to our other postretirement benefit plans are estimated to be $0.8 billion in 2018.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

		(dollars in millions)
Year	Pension Benefits	Health Care and Life
2018	$2,401	$1,246
2019	2,098	1,249
2020	1,464	1,297
2021	1,212	1,318
2022	1,161	1,336
2023 to 2027	5,526	6,277

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). We match a certain percentage of eligible employee contributions to certain savings plans with shares of our common stock from this ESOP. At December 31, 2017, the number of allocated shares of common stock in this ESOP was 53 million. There were no unallocated shares of common stock in this ESOP at December 31, 2017. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were $0.8 billion in 2017, $0.7 billion in 2016 and $0.9 billion in 2015.

Severance Benefits

The following table provides an analysis of our severance liability recorded in accordance with the accounting standard regarding employers’ accounting for postemployment benefits:

				(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2015	$875	$551	$(619)	$(7)	$800
2016	800	417	(583)	22	656
2017	656	581	(564)	(46)	627

Severance, Pension and Benefit Charges (Credits)

During 2017, we recorded net pre-tax severance, pension and benefit charges of $1.4 billion, exclusive of acquisition related severance charges, in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefit remeasurement charges of approximately $0.9 billion, which were recorded in Other income (expense), net on our consolidated statements of income, were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities of our pension and postretirement benefit plans from a weighted-average of 4.2% at December 31, 2016 to a weighted-average of 3.7% at December 31, 2017 ($2.6 billion). The charges were partially offset by the difference between our estimated return on assets of 7.0% and our actual return on assets of 14.0% ($1.2 billion), a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2017) issued by the Society of Actuaries ($0.2 billion) and other assumption adjustments ($0.3 billion). As part of these charges, we also recorded severance costs of $0.5 billion under our existing separation plans, which were recorded in Selling, general and administrative expense on our consolidated statements of income.

During 2016, we recorded net pre-tax severance, pension and benefit charges of $2.9 billion in accordance with our accounting policy to recognize actuarial gains and losses in the period in which they occur. The pension and benefit remeasurement charges of $2.5 billion, which were recorded in Other income (expense), net on our consolidated statements of income, were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities of our pension and other postretirement benefit plans from a weighted-average of 4.6% at December 31, 2015 to a weighted-average of 4.2% at December 31, 2016 ($2.1 billion), updated health care trend cost assumptions ($0.9 billion), the difference between our estimated return on assets of 7.0% and our actual return on assets of 6.0% ($0.2 billion) and other assumption adjustments ($0.3 billion). These charges were partially offset by a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2016) issued by the Society of Actuaries ($0.5 billion) and lower negotiated prescription drug pricing ($0.5 billion). As part of these charges, we also recorded severance costs of $0.4 billion under our existing separation plans, which were recorded in Selling, general and administrative expense on our consolidated statements of income.

The net pre-tax severance, pension and benefit charges during 2016 were comprised of a net pre-tax pension remeasurement charge of $0.2 billion measured as of March 31, 2016 related to settlements for employees who received lump-sum distributions in one of our defined benefit pension plans, a net pre-tax pension and benefit remeasurement charge of $0.8 billion measured as of April 1, 2016 related to curtailments in three of our defined benefit pension and one of our other postretirement plans, a net pre-tax pension and benefit remeasurement charge of $2.7 billion measured as of May 31, 2016 in two defined benefit pension plans and three other postretirement benefit plans as a result of our accounting for the contractual healthcare caps and bargained for changes, a net pre-tax pension remeasurement charge of $0.1 billion measured as of May 31, 2016 related to settlements for employees who received lump-sum distributions in three of our defined benefit pension plans, a net pre-tax pension remeasurement charge of $0.6 billion measured as of August 31, 2016 related to settlements for employees who received lump-sum distributions in five of our defined benefit pension plans, and a net pre-tax pension and benefit credit of $1.9 billion as a result of our fourth quarter remeasurement of our pension and other postretirement assets and liabilities based on updated actuarial assumptions.

During 2015, we recorded net pre-tax severance, pension and benefit credits of approximately $2.3 billion primarily for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The credits were primarily driven by an increase in our discount rate assumption used to determine the current year liabilities from a weighted-average of 4.2% at December 31, 2014 to a weighted-average of 4.6% at December 31, 2015 ($2.5 billion), the execution of a new prescription drug contract during 2015 ($1.0 billion) and a change in mortality assumptions primarily driven by the use of updated actuarial tables (MP-2015) issued by the Society of Actuaries ($0.9 billion), partially offset by the difference between our estimated return on assets of 7.25% at December 31, 2014 and our actual return on assets of 0.7% at December 31, 2015 ($1.2 billion), severance costs recorded under our existing separation plans ($0.6 billion) and other assumption adjustments ($0.3 billion). Pension and benefits credits of approximately $2.9 billion were recorded in Other income (expense), net and severance costs of $0.6 billion were recorded in Selling, general and administrative expense on our consolidated statements of income.